RELATED PARTY TRANSACTION	12 Months Ended
Dec. 31, 2013
RELATED PARTY TRANSACTION [Abstract]
RELATED PARTY TRANSACTION
NOTE 14:-	RELATED PARTY TRANSACTION

According to the Company's agreement with the chairman of the board, in consideration for his services to the Company worldwide, the chairman of the board will be entitled to compensation in the amount of US $ 28.1 plus VAT per month ("the consulting fees"). In addition, as approved annually by the Company's general meeting of the shareholders, the chairman is entitled to a bonus of 4% of the Company's adjusted EBITDA, under certain conditions with regard to revenue and EBITDA, as defined in the minutes of the Company's board of Directors.

During 2011, 2012, 2013 the chairman of the board has been entitled to compensation, including the bonus, on the amount of $ 498, $ 494 and $ 324, respectively for his services as a board member and for the consulting fees.